Wildermuth Endowment Fund

Supplement dated November 10, 2021 to the Statement of Additional Information (“SAI”) of the Class

A, Class C and Class I Shares of the Wildermuth Endowment Fund dated April 30, 2021

The following changes shall take effect 30 days from the date of this Supplement.

Disclosure Related to the Wildermuth Endowment Fund

The INVESTMENT OBJECTIVE AND POLICIES section beginning on page 3 of the SAI is hereby deleted and replaced as follows:

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to seek total return through a combination of long-term capital appreciation and income generation.

The Fund will pursue its objective by investing in assets that Wildermuth Advisory, LLC (the “Adviser”) believes provide favorable long-term capital appreciation and risk-adjusted return potential, as well as in income-producing assets that the Adviser believes will provide consistent income generation and liquidity.

The Fund seeks to produce attractive risk-adjusted total returns over time by investing in private investments that the Adviser believes to be of high quality supplemented by an allocation to liquid publicly traded investments. The Adviser will invest in a mix of both liquid, traditional equity and fixed income investments and less liquid, alternative and non-traditional investments.

In general, the Fund’s portfolio will be invested across a mix of the following types of investments, both liquid and illiquid, including primarily U.S. and non-U.S. equity (including private equity) securities, and secondarily through other forms of private investments that could include: (i) real estate; (ii) energy and natural resource investments; (iii) absolute return investments such as managed futures funds, hedge funds and other absolute return investment vehicles; and (iv) U.S. and non-U.S. fixed income securities, including but not limited to, notes, bonds, and asset-backed securities. The Fund will gain exposure to these asset classes through its investments in: primarily (1) U.S., foreign developed market or emerging market equity securities, including private equity investments; and secondarily in a supporting capacity (2) real estate investments such as publicly-traded and non-traded real estate investment trusts (“REITs”), real estate funds, real estate limited partnerships or direct holdings of real property; (3) hedge funds, managed futures funds and other absolute return investment vehicles; and (4) U.S. and foreign notes, bonds and asset-backed securities primarily for diversification and liquidity purposes.

The Fund may make investments in the preceding asset classes and securities through exchange-traded funds (“ETFs”), closed-end funds, open-end funds (mutual funds), managed futures funds or commodity pools and other publicly and privately offered pooled investment vehicles (collectively, “Investment Funds”).

The term “privately offered pooled investment vehicles” or “Private Funds” as used throughout this SAI, refers to privately offered pooled investment vehicles, such as hedge funds, private equity funds, private managed futures funds or private commodity pools, private real estate funds and private oil and gas funds, that are issued in private placements to investors that meet certain suitability standards. In general, these interests are subject to underlying lock-ups, are not freely tradable and/or have substantial transfer restrictions and no active trading market but have certain rights as to redemptions.

No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful. The Fund’s investment adviser is Wildermuth Advisory, LLC. The Adviser is responsible for allocating the Fund’s assets among various securities using its investment strategies, subject to policies adopted by the Board.

The following is hereby added to the ADDITIONAL INFORMATION ON INVESTMENT INSTRUMENTS, TECHNIQUES AND OPERATIONS section beginning on page 6 of the SAI.

Master Limited Partnerships and Energy Sector

The Fund may invest directly in master limited partnerships (“MLPs”) and may invest indirectly in MLPs by investing in Investment Funds that invest in MLPs. The underlying MLP will be focused in the energy sector. An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of Fund shares.

Management of the Fund

Effective October 12, 2021, R. Martel Day resigned as a trustee to the Wildermuth Endowment Fund. On the same day, Donald R. Henry was approved by the Board as an Independent Trustee of the Trust.

The Independent Trustee section beginning on page 30 of the SAI is hereby amended by deleting the reference to R. Martel Day and adding the following:

Name, Age, Address*	Position/Term of Office**	Principal Occupation During the Past 5 Years	Number of Portfolios Overseen in Fund Complex***	Other Directorships Held by Trustee During Last 5 Years
Donald R. Henry Age 60	Trustee, Since October 2021	Self-employed real estate consultant (2018-present); Gemini Rosemont Commercial Real Estate, CEO (2017) and COO/CIO (2013-2017)	1	None

*	The address for the trustee and officer listed is 818 A1A Hwy N, Suite 301, Ponte Vedra Beach, FL 32082.

**	The term of office for each trustee and officer listed above will continue indefinitely.

***	The term “Fund Complex” refers to all present and future funds advised by Wildermuth Advisory, LLC.

Investors Should Retain This Supplement for Future Reference

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